EXHIBIT 99.1



 MORGAN STANLEY DEAN WITTER                                   August 8, 1997
 Asset Finance Group                    [LOGO]
 ABS/MBS Capital Markets


                             ABS NEW TRANSACTION


                           COMPUTATIONAL MATERIALS


                              ___________________



                                 $850,000,000


                      MORGAN STANLEY ABS CAPITAL II INC.


          BANKBOSTON RECREATIONAL VEHICLE ASSET-BACKED TRUST 1997-1

                        RECREATIONAL VEHICLE LOAN ABS

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by BancBoston, N.A.. with respect to the expected characteristics of the pool of loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


 MORGAN STANLEY DEAN WITTER                                   August 7, 1997
 Asset Finance Group                     [LOGO]
 ABS/MBS Capital Markets


                       MORGAN STANLEY ABS CAPITAL II INC.

      $850,000,000 BANKBOSTON RECREATIONAL VEHICLE ASSET-BACKED TRUST 1997-1

                              TRANSACTION HIGHLIGHTS
                              ______________________

                                                                   SCHEDULE PAYMENT WINDOW
                                                                TO 10%
                                                             OPTIONAL CALL       TO MATURITY

                                        AVERAGE LIFE                                               EXP. FINAL
                   CLASS  EXPECTED         TO 10%                                                  MATURITY TO
         CLASS      SIZE   RATINGS         OPTIONAL                   # OF                # OF    10% OPTIONAL        BENCHMARK
CLASS    SIZE       (%)  S&P/MOODY'S  CALL/MATURITY/(1)/   DATES     MONTHS     DATES    MONTHS CALL/MATURITY/(1)/   TREASURY(2)
----- ---------- ------- ------------ ------------------ ----------- ------ ------------ ------ ------------------ ---------------

 A1   61,900,000   7.28%      A1+/P1    0.16Y/0.16Y       9/97-12/97    4     9/97-12/97     4  12/15/97/ 12/15/97  2 MO LIBOR
 A2  100,000,000  11.76%    AAA/ Aaa    0.49Y/0.49Y      12/97- 4/98    5    12/97- 4/98     5   4/15/98/  4/15/98  7-1/4 - 2/98
 A3  130,000,000  15.29%    AAA/ Aaa    0.99Y/0.99Y       4/98-12/98    9     4/98-12/98     9  12/15/98/ 12/15/98  5-7/8 - 8/98
 A4   90,000,000  10.59%    AAA/ Aaa    1.51Y/1.51Y      12/98- 5/99    6    12/98- 5/99     6   5/15/99/  5/15/99  5-7/8 - 2/99
 A5  115,000,000  13.53%    AAA/ Aaa    2.04Y/2.04Y       5/99-12/99    8     5/99-12/99     8  12/15/99/ 12/15/99  2YR ON THE RUN
 A6   70,000,000   8.24%    AAA/ Aaa    2.56Y/2.56Y      12/99- 5/00    6    12/99- 5/00     6   5/15/00/  5/15/00  5-7/8 - 2/00
 A7   90,000,000  10.59%    AAA/ Aaa    3.05Y/3.05Y       5/00-12/00    8     5/00-12/00     8  12/15/00/ 12/15/00  3YR ON THE RUN
 A8   37,100,000   4.36%    AAA/ Aaa    3.46Y/3.46Y      12/00- 3/01    4    12/00- 3/01     4   3/15/01/  3/15/01  5-5/8 - 2/01
 A9   85,000,000  10.00%    AAA/ Aaa    3.85Y/3.97Y       5/01- 7/01    3     5/01-11/01     7   7/15/01/ 11/15/01  6-1/2 - 8/01
A10   10,000,000   1.18%    AAA/ Aaa    1.99Y/1.99Y       8/99- 8/99    1     8/99- 8/99     1   8/15/99/  8/15/99  2YR ON THE RUN
A11   10,000,000   1.18%    AAA/ Aaa    2.99Y/2.99Y       8/00- 8/00    1     8/00- 8/00     1   8/15/00/  8/15/00  3YR ON THE RUN
CERT  51,000,000   6.00%    BBB/ Baa1   3.91Y/4.42Y       7/01- 7/01    1    10/01- 9/02    12   7/15/01/  9/15/02  6-1/4 - 2/02

Note:  (1) See "Pricing Prepayment Speed" below.
____
       (2) vs. "To Maturity" average life



SELLER/SERVICER:         BankBoston, N.A.

INDENTURE TRUSTEE:       The Chase Manhattan Bank, N.A.

OWNER TRUSTEE:           Wilmington Trust Company

UNDERWRITERS:            MORGAN STANLEY DEAN WITTER (Lead Manager),
                         BancBoston Securities, Inc., Deutsche Morgan
                         Grenfell, Merrill Lynch (co-managers)

POOL ASSET TYPES:        Fixed rate, amortizing loans collateralized by
                         Recreational Vehicles (98%) and Automobiles (2%)

CLASSES A10 AND          All principal cash flow received from the 24th month
A11 NOTES:               on the underlying receivables will first be used to
                         retire the Class A10 Notes. Similarly, all of the principal cash flow from the 36th month on the receivables will first pay down the Class A11 Notes.

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by BancBoston, N.A., with respect to the expected characteristics of the pool of loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

PRICING PREPAYMENT
SPEED:                   1.4% ABS.

DISTRIBUTION DATES:      For all classes except the Class A9 Notes, the 15th
                         of each month, beginning September 15, 1997. With respect to the Class A9 Notes, such Class will be paid quarterly beginning November 15, 1997. This transaction will have a 14-day payment delay, except the Class A1 Notes.

DAY COUNT BASIS:         30/360 interest accrual for fixed Notes and
                         Certificates except the A1 Notes, which are ACT/360.

LEGAL FINAL MATURITY:    A1     September 15, 1998
                         A2     September 15, 2000
                         A3     December 15, 2002
                         A4     April 15, 2004
                         A5     October 15, 2005
                         A6     January 15, 2007
                         A7     July 15, 2008
                         A8     February 15, 2009
                         A9     July 15, 2010
                         A10    April 15, 2001
                         A11    January 15, 2003
                         Cert.  September 15, 2016

OPTIONAL CALL DATE:      The Servicer may elect to exercise a clean-up call
                         of the collateral when the outstanding collateral balance is equal to or less than 10% of the original collateral balance. The purchase price of the collateral will be equal to par plus accrued interest.

TRUST TAX STATUS:        The Notes will be characterized as debt, and the
                         Trust will not be characterized as an association
                         (or publicly traded partnership) taxable as a corporation. Each Noteholder, by the acceptance of a Note, will agree to treat the Notes as indebtedness and each Certificateholder, by the acceptance of a Certificate, will agree to treat the Trust as a partnership in which the Certificateholders are partners for federal tax purposes.

ERISA ELIGIBILITY:       The Class A Notes will be ERISA eligible and the
                         Certificates will NOT be ERISA eligible.

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by BancBoston, N.A., with respect to the expected characteristics of the pool of loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.


            Average Life Sensitivity to Changes in Prepayment Rates
            _______________________________________________________


         Average Life Sensitivity to Changes in Prepayment Rates/(1)/
                         Assumes a 10% Optional Call

                                                           Prepayment Speed (ABS)
                                    0.0%     0.5%    1.0%    1.2%     1.4%    1.6%     1.8%    2.0%
                                   ------   ------  ------  ------  ------   ------   ------  -----
          Class A1 Notes            0.53     0.31    0.21    0.19     0.16    0.15     0.14    0.12
          Class A2 Notes            1.95     1.02    0.65    0.56     0.49    0.43     0.38    0.34
          Class A3 Notes            4.02     2.20    1.35    1.15     0.99    0.86     0.75    0.66
          Class A4 Notes            5.78     3.47    2.11    1.76     1.51    1.30     1.13    0.99
          Class A5 Notes            7.20     4.71    2.89    2.42     2.04    1.73     1.50    1.31
          Class A6 Notes            8.50     5.92    3.65    3.05     2.56    2.19     1.85    1.61
          Class A7 Notes            9.97     7.05    4.37    3.64     3.05    2.57     2.22    1.89
          Class A8 Notes            11.02    8.06    5.00    4.13     3.46    2.90     2.48    2.14
          Class A9 Notes            11.89    9.39    5.66    4.66     3.85    3.28     2.78    2.37
          Class A10 Notes           2.03     2.00    1.99    1.99     1.99    1.99     1.99    1.99
          Class A11 Notes           3.03     3.01    2.99    2.99     2.99    2.99     2.83    2.41
           Certificates             12.07    9.74    5.83    4.74     3.91    3.33     2.83    2.41

          NOTE:
          ----
          (1) "1.4%" column notes pricing prepayment speeds of BankBoston Recreational Vehicles 1997-1.


         Average Life Sensitivity to Changes in Prepayment Rates/(1)/
                         Assumes no 10% Optional Call

                                                           Prepayment Speed (ABS)
                                    0.0%     0.5%    1.0%    1.2%     1.4%    1.6%     1.8%    2.0%
                                   ------   ------  ------  ------  ------   ------   ------  -----
          Class A1 Notes            0.53     0.31    0.21    0.19     0.16    0.15     0.14    0.12
          Class A2 Notes            1.95     1.02    0.65    0.56     0.49    0.43     0.38    0.34
          Class A3 Notes            4.02     2.20    1.35    1.15     0.99    0.86     0.75    0.66
          Class A4 Notes            5.78     3.47    2.11    1.76     1.51    1.30     1.13    0.99
          Class A5 Notes            7.20     4.71    2.89    2.42     2.04    1.73     1.50    1.31
          Class A6 Notes            8.50     5.92    3.65    3.05     2.56    2.19     1.85    1.61
          Class A7 Notes            9.97     7.05    4.37    3.64     3.05    2.57     2.22    1.89
          Class A8 Notes            11.02    8.06    5.00    4.13     3.46    2.90     2.48    2.14
          Class A9 Notes            12.02    9.62    5.77    4.75     3.97    3.36     2.84    2.44
          Class A10 Notes           2.03     2.00    1.99    1.99     1.99    1.99     1.99    1.99
          Class A11 Notes           3.03     3.01    2.99    2.99     2.99    2.99     2.99    2.58
           Certificates             13.36   11.85    6.61    5.34     4.42    3.73     3.18    2.74

          NOTE:
          ----
          (1) "1.4%" column notes pricing prepayment speeds of BankBoston Recreational Vehicles 1997-1.

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by BancBoston, N.A., with respect to the expected characteristics of the pool of loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.